UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

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Date of Report
(Date of earliest event reported):	March 22, 2005

Midwest Air Group, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-13934	39-1828757
(State or other	(Commission File	(IRS Employer
jurisdiction of incorporation)	Number)	Identification No.)

6744 South Howell Avenue, Oak Creek, Wisconsin 53154
(Address of principal executive offices, including zip code)

(414) 570-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

        As Midwest Air Group, Inc. (the “Company”) has previously reported, its subsidiary Midwest Airlines currently operates 18 Boeing 717 aircraft and has a firm order for seven more and options to purchase up to 25 additional Boeing 717s at pre-negotiated prices. The Company plans to take delivery of three of the seven Boeing 717s subject to the firm order in 2005 and the remaining four in 2006. After assessing the Company’s future fleet requirements, the Company has decided not to exercise any of the options to purchase additional Boeing 717 aircraft.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST AIR GROUP, INC.
Date: March 22, 2005	By: /s/ Dennis J. O'Reilly
Dennis J. O'Reilly, Treasurer